UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss. 240 14a-12

                                CKF BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials:
                                                        ------------------------


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3) Filing Party:

             -------------------------------------------------------------------

         (4) Date Filed:

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

                        [LETTERHEAD OF CKF BANCORP, INC.]






                                 March 22, 2004




Dear Stockholder:

     We invite you to attend the 2004 Annual Meeting of Stockholders of CKF Bancorp, Inc. to be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 2004 at 4:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 2003 fiscal year. Directors and officers of the Company as well as representatives of BKD, LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,


                                   /s/ John H. Stigall

                                   John H. Stigall
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                                CKF BANCORP, INC.
                              340 West Main Street
                            Danville, Kentucky 40422
                                 (859) 236-4181
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 20, 2004

--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CKF Bancorp, Inc. (the "Company") will be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky at 4:00 p.m., local time, on Tuesday, April 20, 2004.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note:The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 8, 2004, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ William H. Johnson


                                        William H. Johnson
                                        Secretary
Danville, Kentucky
March 22, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                CKF BANCORP, INC.
                              340 West Main Street
                            Danville, Kentucky 40422

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CKF Bancorp, Inc. (the "Company"), the holding company of Central Kentucky Federal Savings Bank ("Central Kentucky Federal" or the "Bank"), to be used at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 2004, at 4:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 22, 2004.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in "street" name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting in itself will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the common stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 8, 2004 (the "Record Date"), are entitled to one vote for each share then held. As of March 8, 2004, there were 1,470,374 shares of the Common Stock issued and outstanding.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of March 8, 2004, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at March 8, 2004.

Name and Address                                    Amount and Nature of               Percent of Shares of
of Beneficial Owner                               Beneficial Ownership (1)           Common Stock Outstanding
-------------------                               ------------------------           ------------------------
CKF Bancorp, Inc.                                        120,807  (2)                          8.22%
Employee Stock Ownership Plan and Trust
340 West Main Street
Danville, Kentucky  40422

John H. Stigall                                          121,362  (3)                          8.25 (3)
Central Kentucky Federal Savings Bank
340 West Main Street
Danville, Kentucky  40422

W. Irvine Fox, Jr.                                        77,400                               5.26
One Charleston Greene
Danville, Kentucky 40422

--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days after March 8, 2004. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The Employee Stock Ownership Plan ("ESOP") trustees, currently Directors Fox, Bosley and Morley, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of March 8, 2004, approximately 58,543 shares had been allocated. The ESOP trustees share dispositive power over all shares held by the ESOP trust.
(3) Includes 9,200 shares owned by Mr. Stigall's wife and 24,000 shares that Mr. Stigall has the right to acquire upon the exercise of options exercisable within 60 days of March 8, 2004. Assumes shares are transferred to Mr. Stigall upon the exercise of options from outstanding shares held by the CKF Bancorp, Inc. Incentive Plan Trust.

     The following table sets forth information regarding the shares of Common Stock beneficially owned as of March 4, 2004 by each director of the Company and by all directors and executive officers as a group.

                                                                     Shares of Common Stock
                                                                       Beneficially Owned              Percent
Name and Position                                                     at March 8, 2004 (1)            of Class
-----------------                                                     --------------------            --------
W. Irvine Fox, Jr., Chairman of the Board                                     77,400                    5.26%
John H. Stigall, President, Chief Executive Officer and Director             121,362                    8.25
Jack L. Bosley, Jr., Director                                                 18,000                    1.22
J. Mark Goggans, Director                                                     47,800                    3.25
W. Banks Hudson, III, Director                                                48,000                    3.26
William H. Johnson, Senior Vice President, Secretary
    and Director                                                              24,016                    1.63
Yvonne York Morley, Director                                                   7,200                     .49
Warren O. Nash, Director                                                      11,136                     .76
Virginia R.S. Stump, Director                                                 12,011                     .82

All directors and executive officers of the Company,
  as a group (11 persons)                                                    407,219                   27.60 (2)

------------------
(1) For the definition of "beneficial ownership," see footnote 1 to the table above. Includes certain shares of Common Stock owned by businesses in which the executive officer or director is an executive officer or major stockholder, or by spouses, by immediate family members or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such executive officer or director effectively exercises sole or shared voting and/or investment power. Does not include 62,264 unallocated shares held by the ESOP trust, the voting of which is directed by the ESOP trustees in the same proportion as ESOP participants vote allocated stock or, in the absence of such direction, as directed by the Board of Directors. Does not include 44,900 shares held by the Incentive Plan Trust, over which shares Directors Bosley and Morley share dispositive power and over which shares all directors share voting power. The amounts shown include 24,000, 8,000, 8,000, 4,000, 2,900, 1,600 and 50,100 shares of Common Stock as to which stock options have been granted to Directors Stigall, Bosley, Johnson, Morley, Nash and Stump and all executive officers and directors as a group, respectively, which options are exercisable within 60 days of March 8, 2004.
(2) Assumes 44,900 shares are transferred to the directors and executive officers upon the exercise of options from outstanding shares held by the CKF Bancorp, Inc. Incentive Plan Trust and that the remaining 5,200 shares are newly issued shares.



--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of nine members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors W. Irvine Fox, Jr., Warren O. Nash, John H. Stigall, each of whom is currently a member of the Board, to each serve for three years and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

     The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company's principal subsidiary, Central Kentucky Federal, and the expiration of his or her current term as a director of the Company. All such persons, other than Ms. Morley, Mr. Johnson and Ms. Stump and Mr. Goggans, were initially appointed as directors of the Company in August 1994 in connection with the incorporation and organization of the Company. Each director of the Company is also a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

                                                                 Year First
                                           Age                     Elected                   Current
                                        as of the                  Director                   Term
Name                                   Record Date               of the Bank                to Expire
----                                   -----------               -----------                ---------
                          BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

W. Irvine Fox, Jr.                         68                       1970                      2004
Warren O. Nash                             69                       1986                      2004
John H. Stigall                            60                       1979                      2004

                              DIRECTORS CONTINUING IN OFFICE

Jack L. Bosley, Jr.                        53                       1984                      2005
Yvonne York Morley                         47                       1998                      2005
Virginia R.S. Stump                        48                       2001                      2005
W. Banks Hudson, III                       56                       1981                      2006
William H. Johnson                         53                       1999                      2006
J. Mark Goggans                            43                       2003                      2006

     The principal occupation of each director of the Company for the last five years is set forth below.

     W. IRVINE FOX, JR., has served as Chairman of the Board since 1995. Mr. Fox is a developer and a certified residential real property appraiser. He is also a retired Colonel with service in the United States Army and Kentucky Army National Guard. Mr. Fox is an Elder of the Presbyterian Church of Danville. He has served as past chairman of the Danville-Boyle County Chamber of Commerce and the Ephraim McDowell Regional Medical Center Board of Trustees. He has also served as past president of the Kiwanis Club of Danville and the Salvation Army Advisory Board. Mr. Fox received the Danville-Boyle County Chamber of Commerce Outstanding Citizen Award in January 2003.

     WARREN O. NASH is a self-employed doctor of veterinary medicine in Danville, Kentucky.

     JOHN H. STIGALL has been employed by the Bank since 1971, first serving as Assistant Secretary. From 1972 until 1979 he served in the position of Secretary. From 1979 until 1994 he served as Executive Vice President and Chief Executive Officer. He was elected to serve as President and Chief Executive Officer on July 12, 1994. He has served on the board as Chairman and Treasurer of the Kentucky League of Savings Institutions. He is a past member of the Board of Directors of the Kentucky Bankers Association and currently serves as a director of Intrieve, Inc., a director and Chairman of the Board of the Danville-Boyle County Industrial Foundation, a director of the McClure-Barbee House Foundation, a past member of the Advisory Board of the Salvation Army, past President and director of the Heart of Kentucky United Way, past President of the Chamber of Commerce, and past Finance Chairman of the Wilderness Trail District Boy Scouts of America. He received the Outstanding Citizen Award from the Danville-Boyle County Chamber of Commerce in January 1993. He is a member of the Presbyterian Church of Danville where he has served as Deacon, Trustee and Treasurer of this Church.

     JACK L. BOSLEY, JR. is a farmer and a certified residential real property appraiser.

     YVONNE YORK MORLEY is the Executive Assistant to the President and Assistant Secretary of the Board of Trustees of Centre College, Danville, Kentucky. From October 1993 to October 1997, she was Assistant to the President for External Affairs at Centre College. Before joining Centre College, she was the Executive Director of the Heart of Danville Main Street Program in Danville, Kentucky, for five years. Ms. Morley serves on the Board of Directors of the Danville-Boyle County Community Development Council and the McClure-Barbee House Foundation and is also a 1991 graduate of the Danville-Boyle County Chamber of Commerce Leadership Program. She is a member of the SS Peter and Paul Catholic Church.

     VIRGINIA R.S. STUMP has served as Senior Vice President of the Bank since June 2001, having joined the Bank through the acquisition of First Lancaster Bancshares, Inc. Previously, Ms. Stump served as President and Chief Executive Officer of First Lancaster Federal Savings Bank since 1985 where she also was a member of the Board of Directors since 1983 and Chairman of the Board since
1993. Ms. Stump also served as Chairman of the Board, President and Chief Executive Officer of First Lancaster Bancshares, Inc., the holding company for First Lancaster Federal Savings Bank, since that company's formation in February 1996. Ms. Stump is also an owner in Garrard County's Bestway, a small family-owned shop. Ms. Stump is a member of the Garrard County Community Education Board.

     W. BANKS HUDSON III is an attorney with a legal practice in Danville, Kentucky specializing in real estate, estate planning and business law. Mr.
Hudson serves or has served on the Board of Directors of the Boyle County Industrial Foundation, the Bluegrass Community Foundation, the Lottie B. Ellis Scholarship and Discretionary Fund Advisory Board as Chairman, the Danville-Boyle County Chamber of Commerce, Bluegrass Regional Mental Health Board, Heart of Danville, Inc. (Main Street Program) and the Investigative Review Board of Ephraim McDowell Regional Medical Center. He is also a member of the Danville Rotary Club, has previously served as a director, and is currently chairman of its Classification/Membership Committee. He is a member of the Presbyterian Church of Danville.

     WILLIAM H. JOHNSON joined the Bank as Senior Vice President in September 1998 and was named Secretary in April 1999. Prior to that he served for 16 years as Vice President and Regional Manager of Great Financial Bank, F.S.B., and
Managing Officer of Commonwealth First Federal Savings and Loan Association, Danville, Kentucky, for seven years. He is a member of the Rotary Club, the Board of Directors of the Danville County Club, the Board of Directors of the Heart of Danville and the Lexington Avenue Baptist Church.

     J. MARK GOGGANS has been the President of J.T. Goggans Company, a construction company located in Danville, Kentucky, since July, 2000. Prior to that, Mr. Goggans served as Vice President of J.T. Goggans Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information concerning the executive officers of the Company who are not directors.

     ANN L. HOOKS, 59, is Vice President of the Bank. She first worked for the Bank from 1967 through 1972, rejoined the Bank in 1974, and has served in her present capacity since 1986. Ms. Hooks is a member of the Gethsemane Baptist Church.

     RUSSELL M. BROOKS, 53, is Vice President, Treasurer and Chief Financial Officer of the Company and of the Bank. Mr. Brooks assumed these positions in November 2001. Prior to joining the Company he served as Executive Vice President of First Federal Savings Bank, Cynthiana, Kentucky, from 1998 to 2001 and served as Vice President of Kentucky Bank, Paris, Kentucky, from 1996 to 1998. He was Chief Executive Officer of Jessamine First Federal Savings and Loan, Nicholasville, Kentucky, from 1989 until its acquisition by Kentucky Bank in 1996. He resides in Nicholasville, Kentucky and is a member of Southland Christian Church.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors conducts its business through meetings of the Board. The members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Board of Directors of the Company meets quarterly and may have additional special meetings. The Company's Board of Directors met seven times during the year ended December 31, 2003. No director attended fewer than 75% of the total number of Board meetings held during the year ended December 31, 2003 and the total number of meetings held by committees on which such director served during such fiscal year. The Company's Board of Directors has standing Executive, Nominating, Audit, Compensation and Benefits and Employee Recognition Plan Committees.

     The Company's Nominating Committee consists of three directors appointed annually by the Chairman of the Board to nominate persons for election as directors at the Company's Annual Meeting. Directors Hudson, Bosley and Fox served on such committee for purposes of nominations for the Annual Meeting. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Nominating Committee met one time during the fiscal year ended December 31, 2003. The Board of Directors has adopted a Charter for the Nominating Committee. The Nominating Committee Charter is attached hereto as Annex A.

     In its deliberations, the Nominating Committee considers the candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Board solicits its then current directors for the names of potential qualified candidates. Moreover, the Board may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. The Nominating Committee will consider director candidates recommended by security holders. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide notice to the Board of Directors of such stockholder's recommendation of a director nominee no later than December 31 of the year preceding the annual meeting of stockholders. Notice should be provided to:
Corporate Secretary, CKF Bancorp, Inc., P. O. Box 400, Danville, Kentucky 40423-0400. In the event a stockholder has submitted a proposed nominee, the Board would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Board of Directors would evaluate nominees for director recommended by the Board of Directors.

     The Company's Certificate of Incorporation sets forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Company's has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, comprised of the Company's independent directors. The members of the Audit Committee are Directors Fox, Bosley, Goggans, Hudson, Nash and Morley. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Additionally, Director Fox has background and experience that results in his having "financial sophistication" as defined by Nasdaq listing standards. However, the Board has also determined that neither Director Fox, nor any other member of the Audit Committee, meets the definition of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Therefore, the Company does not have an "audit committee financial expert" serving on its Audit Committee. The Board of Directors has determined that by satisfying the requirements of Nasdaq listing standards with a member of the Audit Committee that has the requisite "financial sophistication" qualifications, the Company's Audit Committee has the financial expertise necessary to fulfill the duties and the obligations of the Audit Committee. The Board of Directors has concluded that the appointment of an additional director to the Audit Committee is not necessary at this time.

     The Audit Committee met one time during the year ended December 31, 2003 to examine and approve the audit report prepared by the independent auditors of the Company, to review the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and ethics policies. The Audit Committee also meets as needed in such capacity with the Company's independent auditors to review the Company's accounting and financial reporting policies and practices. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement at Annex B.

     The Bank Compensation and Benefits Committee, consisting of Directors Fox, Nash, Hudson, and Stigall, meets periodically to evaluate the compensation and benefits of the directors, officers and employees and recommend changes and to evaluate employee morale. Directors Fox, Bosley and Morley also serve as the Stock Option Committee for the Company's 1995 Stock Option and Incentive Plan and as trustees for the ESOP. Directors Bosley and Morley serve as trustees for the Incentive Plan Trust. The Compensation and Benefits Committee of the Bank met three times during the year ended December 31, 2003.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to John H. Stigall, President and Chief Executive Officer, CKF Bancorp, Inc., P. O. Box 400, Danville, Kentucky 40423-0400. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. Mr. Stigall will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case he has the authority to discard the communication or take appropriate legal action regarding the communication.

     The Company's policy is to strongly encourage Board member attendance at annual meetings of stockholders. Seven of the Company's eight directors attended the Company's 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     The members of the Board of Directors of the Company generally do not receive a fee in their capacity as such. However, they receive compensation in their separate capacities as members of the Board of Directors of the Bank. Nonemployee Directors of the Bank receive fees of $900 per month and do not receive any fees for service on committees of the Board of Directors. The Chairman of the Board receives an additional $450 per month. Directors who are officers do not receive fees for service as directors. During fiscal year 2003, directors' fees, including the chairman fee, totaled $61,200. Directors are eligible to participate in the Central Kentucky Federal Savings Bank Deferred Compensation Plan (the "Deferred Compensation Plan"), the Director Retirement Plan and the Company's 1995 Stock Option and Incentive Plan, each of which is further described below.

     DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has established a deferred compensation plan (the "Deferred Compensation Plan") for the exclusive benefit of members of the Bank's Board of Directors and the President of the Bank. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and the Bank's President may elect to defer receipt of up to 25% of his or her future compensation. Deferred amounts will be credited quarterly to a bookkeeping account in the participant's name, which will also be credited with the investment return which would have resulted if such deferred amounts had been invested at the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that elections designating a beneficiary or ceasing future contributions will be given immediate effect.

     A participant may elect to have the amounts deferred and any related accumulated earnings thereon distributed beginning during the first 15 days of January of either the calendar year immediately following termination of employment, a specific date following employment not later than the year in which the participant will attain 72 years of age, or the year in which the participant attains 70 years of age. At the election of the participants, distributions will either be in a lump sum or monthly over a period of not more than 10 years. Participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation. The Bank will pay any benefits due under the Deferred Compensation Plan from the general assets of the Bank.

     DIRECTOR RETIREMENT PLAN. The Bank adopted, and the stockholders of the Company subsequently approved, a retirement plan (the "Director Retirement Plan") which became effective as of January 1, 1994. Each of the non-employee Directors of the Company is also a Director of the Bank and is therefore a participant in the Director Retirement Plan. Under the Director Retirement Plan, a participant who terminates service with the Bank's Board of Directors for any reason other than death will receive a lump sum payment equal to the product of
(i) his or her "Benefit  Percentage,"  (ii) his or her "Vested  Percentage," and
(iii) 75% of the amount of the monthly fee he or she received for service on the Board during the calendar year preceding his or her retirement. A participant's "Benefit Percentage" is based on his or her overall years of service as a non-employee director of the Bank, and increases in increments of 25% from 0% for less than five years of service, to 25% for five to ten years of service, to 50% for eleven to fifteen years of service, to 75% for sixteen to nineteen years of service, to 100% for twenty or more years of service; provided that a participant's Benefit Percentage accelerates to 100% upon his or her retirement at age 70 with 15 or more years of service. A participant's "Vested Percentage" equals 20% if the participant was serving on the Board on the date of the Bank's conversion to stock form (the "Conversion") and increases by 20% at the end of each year following the Conversion. Benefit payments will be made from the Bank's general assets, although the Bank may establish a grantor trust in order to provide itself with a source from which benefits may be paid.

     In the event that a participant in the Director Retirement Plan dies before collecting any retirement benefits, the Bank will pay to the participant's estate a lump sum payment in an amount equal to 50% of the benefit that the participant would have received had the participant terminated service on the Board of Directors on the date of his death. In the event a participant terminates service on the Bank's Board of Director due to a "disability" or following a "change in control" (as each such term is defined in the Director Retirement Plan) of either the Company or the Bank, the participant's Vested Percentage shall become 100% and the participant shall be entitled to a lump sum payment of his or her retirement benefits. Although the "change of control" provision is included in the Director Retirement Plan primarily for the protection of participants in the event of such a "change in control," it may also be regarded as having an anti-takeover effect, which may reduce the vulnerability of the Company and the Bank to hostile takeover attempts and certain other transactions not negotiated with and approved by the Board of Directors. During the year ended December 31, 2003, the Bank accrued $2,153, $6,459 and $3,230 and $4,522 for the benefit of Directors Fox, Nash, Bosley and Morley, respectively. No other amounts were accrued under this plan during the year ended December 31, 2003.

     1995 STOCK OPTION AND INCENTIVE PLAN. The Company adopted, and the stockholders subsequently approved, the Company's 1995 Stock Option and Incentive Plan (the "Option Plan"). During the year ended December 31, 2003, no options were issued under this plan to directors, except options to acquire 4,000 shares were awarded to Director Goggans. These options have a term of 10 years with an exercise price of $13.57 per share and become exercisable at the rate of 20% per year beginning one year after the date of grant.

--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation years awarded to or earned by the Chief Executive Officer for the fiscal years ended December 31, 2003, 2002 and 2001. No other executive officer of the Company received a total salary and bonus in excess of $100,000 during fiscal year 2003, 2002 or 2001.

                                                                                Long-Term
                                                                              Compensation
                                                                                 Awards
                                            Annual Compensation                  ------
                                    -------------------------------------      Securities
    Name and              Fiscal                           Other Annual        Underlying            All Other
Principal Position         Year     Salary      Bonus    Compensation (1)        Options           Compensation
------------------        ------    ------      -----    ----------------       ---------          ------------
John H. Stigall           2003    $113,656     $ --            $1,200              --              $ 27,378 (2)
  President and Chief     2002     110,547       --             1,200              --                15,789
  Executive Officer       2001      95,600       --             1,200              --                14,255

---------------
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal years 2003, 2002 and 2001 did not exceed 10% of the executive officer's salary during such year.
(2) Includes $1,705 in matching contributions under the Bank's 401(k) Plan and $25,673 for the allocation of Common Stock to Mr. Stigall's account under the ESOP.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth for the named executive officer the fiscal year-end value of unexercised "in-the-money" options. No options were granted to the named executive officer during the year ended December 31, 2003, and the named executive officer did not exercise any options during the year ended December 31, 2003.

                                                        Number of                     Value of
                                                  Securities Underlying               Unexercised
                                                   Unexercised Options            In-the-Money Options
                                                    at Fiscal Year-End           at Fiscal Year End (1)
                                                    ------------------           ----------------------
Name                                             Exercisable/Unexercisable       Exercisable/Unexercisable
----                                             -------------------------       -------------------------
John H. Stigall                                       24,000 / 0                      $244,500 / $0

-------------
(1) Based on the aggregate fair market value of the shares of Common Stock underlying the options at December 31, 2003 less the aggregate exercise price ($6.5625 per share). For purposes of this calculation, the fair market value per share of the Common Stock at fiscal year end is assumed to be equal to the closing sale price on December 31, 2003 or, if not on such date, then the immediately preceding date on which such price was available ($16.75 per share). Unexercised options are considered "in-the-money" if the exercise price is less than fair market value of the underlying Common Stock.

     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with Mr. John H. Stigall (the "Executive"), who serves as President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreements have a term expiring on December 11, 2005 with an annual base salary payable by the Bank and with the Company guaranteeing the Bank's obligations, but not agreeing to pay the Employee any other compensation. Each Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreement will terminate upon the Executive's death and is terminable by the Bank in the event of the Executive's death or for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period (but not in excess of his five years' average compensation). If his employment is terminated due to "disability" (as defined in the Employment Agreement), the Executive's right to compensation ceases on the day of termination. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the end of the month of the Executive's death. Severance benefits payable to the Executive or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. The Executive is able to voluntarily terminate his Employment Agreement by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) two times his "base amount," as defined in Section 280G(b)(3) of the Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. "Control" generally is defined, by reference to the Director Retirement Plan, as the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within 5 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of two times the Executive's base amount, that will be used to pay the Executive amounts owned to him upon termination other than for just cause within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreements also provide for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from other than those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Stigall assuming his termination of employment under the foregoing circumstances at December 31, 2003 would have been approximately $197,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Executive prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors. At December 31, 2003, loans to directors and executive officers and their affiliates totaled $927,000, or 6.2% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     BKD LLP ("BKD") served as the Company's independent auditors for the 2002 and 2003 fiscal years. On October 1, 2003, EKW & Associates, LLP ("EKW"), which had served as the Company's independent auditors since November 12, 2002, merged with BKD. The Audit Committee of the Board of Directors has retained BKD to be the Company's independent auditors for the fiscal year ending December 31, 2004. A representative of BKD is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     On November 12, 2002, Miller, Mayer, Sullivan & Stevens, LLP ("MMSS") resigned as independent auditors of the Company. On November 12, 2002, the Company engaged EKW as its successor independent audit firm. The Company's engagement of EKW was approved by the Company's Audit Committee and approved by the Company's Board of Directors on November 12, 2002.

     MMSS served as the Company's independent accountants to audit the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2001. MMSS's report on the Company's consolidated financial statements as of and for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal year ended December 31, 2001 and the subsequent interim period from January 1, 2002 through November 12, 2002, there were no disagreements with MMSS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MMSS, would have caused MMSS to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management of the Company;

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements and discussed with the independent accountants the independent accountants' independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

                                      Members of the Audit Committee

                                      W. Irvine Fox, Jr.
                                      Jack L. Bosley, Jr.
                                      W. Banks Hudson, III
                                      Yvonne York Morley
                                      Warren O. Nash
                                      J. Mark Goggans


--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

     The Company was billed by its  independent  auditors  for fees  aggregating
$35,918  and  $48,650  for  the  years  ended   December   31,  2003  and  2002,
respectively. Such fees were comprised of the following:

     AUDIT FEES. During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal years ended December 31, 2003 and 2002 were $31,775 and $34,100, respectively.

     AUDIT-RELATED FEES. The Company was billed $1,193 by its independent auditors for audit-related services for the year ended December 31, 2003. The services comprising these fees consisted of attendance at the annual meeting of stockholders and accounting treatment advice. The Company was not billed for any fees by its independent auditors for audit-related services for the year ended December 31, 2002.

     TAX FEES. The aggregate fees billed to the Company by its independent auditors for tax services were $2,950 and $10,550 for the years ended December 31, 2003 and 2002, respectively. For 2003, the services comprising these fees consisted of tax return preparation and tax planning. For 2002, the services comprising these fees consisted of tax return preparation, tax planning and tax consulting on issues related to the acquisition of First Lancaster Bancshares, Inc.

     ALL OTHER FEES. The Company was not billed by its independent auditors for any other services during the year ended December 31, 2003. The Company was billed $4,000 by its independent auditors for other services for the year ended December 31, 2002. For 2002, the services comprising these fees consisted of accounting consultation and research related to acquisition related issues.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2003 all Reporting Persons have complied with these reporting requirements, except that W. Irvine Fox filed two late reports with respect to two transactions.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2003 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Certificate of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than April 1, 2004. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 340 West Main Street, Danville, Kentucky 40422 no later than November 22, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ William H. Johnson

                               William H. Johnson
                               Secretary

Danville, Kentucky
March 22, 2004

                                                                    Annex A



                                     CHARTER
                                     OF THE
                              NOMINATING COMMITTEE
                                     OF THE
                     BOARD OF DIRECTORS OF CKF BANCORP, INC.



I.   AUTHORITY AND COMPOSITION

The Committee is established pursuant to Article II Section 14 of the Bylaws of CKF Bancorp, Inc. (the "Corporation"). Committee members should be appointed annually by the Board and may be replaced by the Board. None of the Committee members may be an officer of the Corporation. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of the Nasdaq and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's duties and responsibilities.

II.  PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in identifying qualified individuals to become Board members and in determining the composition of the Board of Directors.

III. RESPONSIBILITIES OF THE COMMITTEE

IN FURTHERANCE OF THIS PURPOSE, THE COMMITTEE SHALL HAVE THE FOLLOWING AUTHORITY AND RESPONSIBILITIES:

     1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to and existing members of the Board, in collectively serving the long-term interests of the stockholders;

     2. Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

     3. Review the qualifications and independence of the members of the Board on a regular periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board; and

     4. Establish a policy, if deemed appropriate by the Committee, with regard to the consideration of director candidates recommended by stockholders.

WITH RESPECT TO THE RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE SHALL:

     1.   Report regularly to the Board on its activities;

     2. Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

     3. Form and delegate authority to subcommittees of one or more Committee members when appropriate;

     4. Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

     5.   Annually review the Committee's own performance.

IV.  GENERAL

IN PERFORMING THEIR RESPONSIBILITIES, COMMITTEE MEMBERS ARE ENTITLED TO RELY IN GOOD FAITH ON INFORMATION, OPINIONS, REPORTS OR STATEMENTS PREPARED OR PRESENTED
BY:

     1. One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

     2. Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

     3. Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                                                  Annex B


                                CKF BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee of the Board of Directors of CKF Bancorp, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

     The Committee shall receive appropriate funding by the Company, as determined by the Committee, for payment of: (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

COMMITTEE RESPONSIBILITIES

     o Provide for an open avenue of communications between the independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

     o Directly appoint, compensate, retain, evaluate, terminate and oversee the work of the independent auditors employed for the purpose of preparing or issuing an audit report with respect to the Company or preparing other audit, review or attest services for the Company; such independent auditors shall be duly registered with the Public Accounting Oversight Board following its establishment; and, such independent auditors shall be instructed to report directly to the Committee.

     o Receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

     o    Review and discuss with management the audited financial statements.

     o Review and discuss with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

     o As a whole, or through the Committee Chair, review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q.

     o Prepare, review and approve the annual proxy disclosure regarding the activities and report of the Committee for the year.

     o    Discuss with  management and the independent  accountants,  any issues
          regarding   significant  risks  or  exposures  and  assess  the  steps management has taken to minimize such risk.

     o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

     o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.

     o Approve in advance any non-audit service permitted by the Securities Exchange Act of 1934, as amended (the "Act"), including tax services that the independent auditors render to the Company, unless such prior approval is not required under the Act.

     o To the extent required by applicable regulations, disclose in periodic reports filed by the Company with the U.S Securities and Exchange Commission (the "SEC"), approval by the Committee of allowable non-audit services to be performed for the Company by its independent auditors.

     o Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

     o Review and discuss with the independent auditors their report detailing: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate presentation and disclosure of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

     o    Review all  related  party  transactions  for  potential  conflict  of
          interest   situations  and  determine  whether  to  approve  any  such transactions.

     o Engage independent counsel and other advisers as the Committee may determine in its sole discretion, to be necessary and appropriate to carry out the Committee's duties.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

     o Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting matters.

          o Discuss with the independent auditors the matters required to be discussed by SAS 61 Communication with Audit Committees and SAS 90 Audit Committee Communications, which include:
               (a)  methods   used   to   account   for   significant    unusual
                    transactions;
               (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
               (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
               (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and
               (e) information regarding the auditor's judgment about quality, not just acceptability, of the Company's auditing principles.

     o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

COMMITTEE MEMBERSHIP

     The membership of the Committee shall be:

     o    appointed by the Board,

     o    comprised  of  independent  directors  as  defined  by the  Nasdaq and
          Section 10A(m)(3) and Rule 10A-3(b) of the Act.

     o comprised of members that shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements in accordance with the Nasdaq requirements,

     o    comprised  of  one  member  that  shall  have  accounting  or  related
          financial  management   experiences  in  accordance  with  the  Nasdaq
          requirements, and

     o    comprised of at least three members.

COMMITTEE MEETINGS

     Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

COMMITTEE CHARTER REVIEW AND APPROVAL

     This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

--------------------------------------------------------------------------------
                        REVOCABLE PROXY-CKF BANCORP, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, April 20, 2004
--------------------------------------------------------------------------------


     The undersigned hereby appoints Jack L. Bosley, Virginia R.S. Stump and Yvonne York Morley, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CKF Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 2004 at 4:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.


                                                                        VOTE
                                                             FOR      WITHHELD
                                                             ---      --------

          1.   The election as directors of all
               nominees listed below (except as              / /        / /
               marked to the contrary below).

               W. Irvine Fox, Jr.
               Warren O. Nash
               John H. Stigall


               INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

               -----------------------------------------------


     The Board of Directors recommends a vote "FOR" each of the nominees listed above.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                               CKF Bancorp, Inc.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    Please complete, date, sign and mail the
           detached proxy card in the enclosed postage-paid envelope.

-------------------------------------------------------------------------------------------------------------------------------
Should the  undersigned be present and elect to vote at the Annual Meeting or at   /
any adjournment  thereof and after  notification to the Secretary of the Company   /
at the Annual  Meeting of the  stockholder's  decision to terminate  this proxy,   /
then the power of said  attorneys and proxies shall be deemed  terminated and of   /
no further force and effect.  The undersigned hereby revokes any and all proxies   /
heretofore  given with  respect to the shares of Common  Stock held of record by   /
the undersigned.                                                                   /
                                                                                   /
The undersigned  acknowledges receipt from the Company prior to the execution of   /
this proxy of a Notice of Annual Meeting,  the Company's Proxy Statement for the   /
Annual Meeting and an Annual Report for the 2003 fiscal year.                      /
                                                                                   /    ------------------------------------
                                                                                   /                IMPORTANT
                                                                                   /    ====================================
                                                                                   /
                                                                                   /       THIS PROMPT RETURN OF PROXIES
                                Signature                                          /       WILL SAVE THE CORPORATION THE
                                          --------------------------------------   /       EXPENSE OF FURTHER REQUESTS FOR
                                                                                   /       PROXIES TO ENSURE A QUORUM AT
                                Signature                                          /       THE MEETING.  A SELF-ADDRESSED
                                          --------------------------------------   /       POSTAGE-PRE-PAID ENVELOPE IS
                                                                                   /       ENCLOSED FOR YOUR CONVENIENCE.
                                                                                   /
                                Dated:                         , 2004              /
                                       ------------------------                    /
                                                                                   /
                                                                                   /
                                                                                   /
Please sign  exactly as your name appears  above.  When  signing  as  attorney,    /
executor, administrator,  trustee or guardian,  please  give your full title.      /
If shares are held  jointly,  each holder  should   sign.                          /